Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

(20) Subsequent Events

On February 9, 2012, Lamar Media entered into a restatement agreement with respect to its existing Senior Credit Facility in order to fund a new $100,000 Term loan A-3 facility and to make certain covenant changes to the Senior Credit Facility.

On February 9, 2012, Lamar Media completed an institutional private placement of $500,000 aggregate principal amount of 5 7/8% Senior Subordinated Notes, due 2022. The institutional private placement resulted in net proceeds to Lamar Media of approximately $489,000. The Company used the proceeds of this offering, after the payment of fees and expenses together with approximately $99,000 of net proceeds from its term loan A-3 facility to repurchase $583,123 of its outstanding 6 5/8% Notes.